SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 12, 2004

Coeur d’Alene Mines Corporation

(Exact Name of Registrant as Specified in Charter)

Idaho	1-8641	82-0109423

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Front Ave., P.O. Box “I”, Coeur d’Alene, Idaho	83816

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (208) 769-8155

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

     On January 12, 2004, Coeur d’Alene Mines Corporation, an Idaho corporation (the “Company”), is filing a Form T-1 Statement of Eligibility and Qualification of Trustee to qualify The Bank of New York as trustee for certain issuances of debt securities by the Company.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA AND EXHIBITS.

(c) Exhibit

Exhibit No.	Description

25	Form T-1 Statement of Eligibility and Qualification of Trustee

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Coeur d’Alene Mines Corporation

Date: January 12, 2004	By:	/s/ James A. Sabala

		Name: Title:	James A. Sabala Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

25	Form T-1 Statement of Eligibility and Qualification of Trustee

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